Pay vs Performance Disclosure	12 Months Ended
Dec. 31, 2024
Pay vs Performance Disclosure
Pay vs Performance Disclosure, Table
Executive Compensation
We do not directly compensate our executive officers for services rendered to us. We do not currently intend to pay any compensation directly to our executive officers. As a result, we do not have, and the Compensation Committee has not considered, a compensation policy or program for our executive officers. If we determine to compensate our executive officers directly in the future, the Compensation Committee will review all forms of compensation to our executive officers and approve all equity-based awards to our executive officers.
A majority of our executive officers are also officers of our Advisor and its affiliates, and are compensated by such entities for their services to us. We pay these entities fees and reimburse certain expenses pursuant to our

Advisory Agreement. For the year ended December 31, 2024, these reimbursements to our Advisor include reimbursements of a portion of the salaries of our Named Executive Officers (as such term is defined under Item 402 of Regulation
S-K)
totaling approximately $162,000. Of this amount, $152,000 was attributed to H. Michael Schwartz, $2,000 was attributed to Matt F. Lopez, and $8,000 was attributed to Nicholas M. Look. At the present time, we intend to continue these reimbursements for time our Named Executive Officers spend on certain matters connected to us. In addition, we reimbursed an affiliate of our Sponsor $245, which is the amount of premiums paid on a life insurance policy our Sponsor has purchased for the benefit of H. Michael Schwartz’s beneficiaries. See “—Director Compensation for the Year Ended December 31, 2024—Director Life Insurance Policies,” below.